UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2025

ORAMED PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

delaware	001-35813	98-0376008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Third Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement

On April 24, 2025, Oramed Ltd. (“Oramed”), a wholly-owned subsidiary of Oramed Pharmaceuticals Inc. (the “Company”) entered into that certain share purchase agreement (the “Purchase Agreement”) with Alpha Tau Medical Ltd. (“Alpha Tau”) for the purchase by Oramed of 14,110,121 (the “Shares”) of Alpha Tau’s ordinary shares, no par value per share (the “Ordinary Shares”), in a registered direct offering (the “Offering”), at a purchase price of $2.612 per share. The aggregate purchase price paid for the Shares was approximately $36.9 million, prior to Alpha Tau’s deduction of estimated offering expenses payable by Alpha Tau. The closing of the Offering occurred on April 28, 2025 (the “Closing Date”).

The Purchase Agreement contains customary representations, warranties and agreements by Alpha Tau and Oramed, customary conditions to closing, indemnification obligations of Alpha Tau, other obligations of the parties, and termination provisions. Additionally, pursuant to the terms of the Purchase Agreement, on or before the three month anniversary of the Closing Date, Oramed shall have the right to nominate two persons to serve as directors on the Alpha Tau Board of Directors, subject to certain customary conditions, and Alpha Tau has agreed it shall not increase the size of its Board of Directors above eight members without the prior written consent of the Purchaser, until such time as (i) Oramed owns less than 10% of the outstanding shares of Alpha Tau or (ii) is not the largest shareholder in Alpha Tau.

The Shares were offered pursuant to the Registration Statement on Form F-3 (File No. 333-271073) (the “Registration Statement”), including the base prospectus contained therein and a prospectus supplement related to the Offering. The Registration Statement was filed by Alpha Tau with the Securities and Exchange Commission (the “Commission”) on April 3, 2023, and was declared effective by the Commission on April 13, 2023.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in their entirety by, the copy of such document attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), which is incorporated herein by reference.

This Report shall not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Strategic IR/PR Services Agreement

On April 24, 2025, concurrent with the execution of the Purchase Agreement, Oramed entered into a Strategic IR/PR Services Agreement (the “Strategic Services Agreement”) Alpha Tau, whereby Alpha Tau engaged Oramed, on a non-exclusive basis, to provide Alpha Tau with comprehensive strategic investor relations and public relations management services in certain territories including the United States, Israel and South Korea.

As consideration for the services to be provided pursuant to the Strategic Services Agreement, Alpha Tau has agreed to pay Oramed an aggregate non-refundable fee of $3,000,000, with $500,000 payable upon execution of the Strategic Services Agreement and the remaining $2,500,000 payable in five equal installments every six months following the date of the Strategic Services Agreement.

In addition, subject to the approval by Alpha Tau’s shareholders at its upcoming Annual General Meeting, Alpha Tau agreed to issue to Oramed (i) warrants to purchase up to 2,390,000 Ordinary Shares at an exercise price $3.90 per share and (ii) warrants to purchase up to 847,000 Ordinary Shares at an exercise price of $3.474 per share (collectively, the “IR/PR Warrants”).

The IR/PR Warrants will be issued as restricted securities, will be exercisable immediately upon issuance and will expire on the 2.5 year anniversary of the effective date of the Strategic Services Agreement.

Alpha Tau has agreed to register the Ordinary Shares issuable upon exercise of the IR/PR Warrants for resale by Oramed within 60 days of the effective date of the Strategic Services Agreement and to have such resale registration statement declared effective within 90 days of the date of the Strategic Services Agreement (or in the event of a “full review” by the SEC, 120 days following the date of the Strategic Services Agreement.

The term of the Strategic Services Agreement is for three years and neither Oramed nor Alpha Tau may terminate the Strategic Services Agreement prior to the end of the term except in the event of a material breach (not cured within 10 calendar days from the date the breaching party became aware of such breach) or if the other party has been accused of any crime or impropriety which pertains to activities which are similar in nature to the services to be provided under the Strategic Services Agreement.

Item 7.01.	Regulation FD Disclosure.

On April 28, 2025, the Company issued a press release announcing the closing of the Offering. The Company undertakes no obligation to update, supplement or amend the materials attached hereto.

The information in this Report (including Exhibit 99.1 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Share Purchase Agreement, dated as of April 28, 2025, by and between Oramed Ltd. and Alpha Tau Medical Ltd.
99.1	Press Release, dated April 28, 2025 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

April 28, 2025

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